UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

Quality Distribution, Inc.

(Exact name of Co-Registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4041 Park Oaks Blvd., Suite 200,

Tampa, Florida 33610

(Address of principal executive offices) (Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 6, 2013, the Company announced that certain of the Company’s stockholders are offering for resale to the public 4,269,741 shares of the Company’s common stock owned by them. Such stockholders will grant to the underwriters of the secondary offering an option to purchase up to 426,974 shares of additional common stock. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Text of press release, dated August 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized this 6th day of August, 2013.

QUALITY DISTRIBUTION, INC.

BY:	/s/ Joseph J. Troy
Joseph J. Troy Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release, dated August 6, 2013.